IN THE UNITED STATES BANKRUPTCY COURT
                        FOR THE NORTHERN DISTRICT OF OHIO
                                 EASTERN DIVISION



In re:                                )       In Jointly Administered
                                      )       Chapter 11 Proceedings
PHAR-MOR, INC., et al.                )
                                      )       Case No. 01-44007 through 01-44015
          Debtors                     )
                                      )       WILLIAM T. BODOH,
                                      )       U. S. Bankruptcy Judge
                                      )


            ORDER CONFIRMING FIRST AMENDED JOINT PLAN OF LIQUIDATION


     At Youngstown,  in said District, this 13th day of March, 2003.
     THIS MATTER came on for hearing on the 11th day of March, 2003 upon consideration of the confirmation of the First Amended Joint Plan of Liquidation dated January 23, 2003, proposed jointly by the Debtors and the Official Committee of Unsecured Creditors (the "Plan"), and any objections to the Plan having been resolved or overruled by the Court; notice of said hearing having been provided to all creditors and parties in interest; and upon a consideration of the statements of counsel and testimony elicited and evidence presented at the hearing on confirmation of the Plan, this Court, pursuant to Rule 7052 of the Federal Rules of Bankruptcy Procedure, finds as follows. All capitalized terms used herein not otherwise defined shall have the meaning ascribed to them in the Plan; and

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     IT APPEARING TO THE COURT that requisite  acceptances of the Plan have been received within the time period provided for filing ballots based upon Debtors' Certification of Vote filed on March 10, 2003; and
     IT FURTHER APPEARING TO THE COURT that the provisions of Title 11 of the United States Code (the "Bankruptcy Code") have been complied with by the proponents of the Plan, and the Plan complies with the provisions of the Bankruptcy Code and has been proposed in good faith and not by any means forbidden by law; and
     IT FURTHER APPEARING TO THE COURT that at all times, the Debtors were operated and perceived by their creditors as a unified business enterprise, had common officers and directors, held consolidated board of directors' meetings, guaranteed certain of each others' obligations and/or pledged collateral to secure such obligations, operated from the Debtors' headquarters in Youngstown, Ohio and utilized a centralized cash management system; and it is not feasible to separate the assets and liabilities of the Debtors for purposes of making distributions under the Plan; and
     IT FURTHER APPEARING TO THE COURT that all payments made or promised to be made for services or for costs and expenses of or in connection with the Debtors' cases and the Plan have been fully disclosed to the Court and are reasonable, or if to be fixed after confirmation of the Plan will be subject to approval of this Court as reasonable; and
     IT FURTHER APPEARING TO THE COURT that the identities of the Post-Effective Date Management set forth in the Section 7.1(b) of the Plan have been fully disclosed and the compensations, terms and conditions of their retention have also been fully disclosed in accordance with the Debtors' approved employee retention plan; and


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     IT  FURTHER  APPEARING  TO  THE  COURT  that  no  governmental   regulatory
commission approval or rate change is required as part of the Plan; and
     IT FURTHER APPEARING TO THE COURT that Administrative Expense Claims and Priority Tax Claims are not classified for purposes of voting or distribution under the Plan and that all such claims shall be paid in accordance with ss. 1129(a)(9) of the Bankruptcy Code and the Disputed Claims Reserve, unless the holder of such claim agrees to other treatment; and
     IT FURTHER APPEARING TO THE COURT that the class of claims included in ss. 507(a)(3), (4), (5), (6), or (7) of the Bankruptcy Code each will receive either deferred cash payments of a value, as of the Effective Date of the Plan, equal to the Allowed Amount of such claim or cash on the Effective Date equal to the Allowed Amount of such claim; and IT FURTHER APPEARING TO THE COURT that fees payable under ss. 1930 of Title 28 will be paid on the Effective Date; and
     IT FURTHER APPEARING TO THE COURT that the Plan is feasible and not likely to be followed by the need for further reorganization; and
     IT FURTHER APPEARING TO THE COURT that with respect to each class of claim or interest under the Plan, (i) each such class has accepted such Plan; or (ii) each such class is not impaired, or (iii) each holder of a claim or interest in each such case will receive or retain under the Plan on account of such claim or interest property of a value as of the Effective Date that is not less that the amount that such holder would receive or retain if the Debtors were liquidated under Chapter 7 of the Bankruptcy Code. Accordingly, the Plan is in the best interest of the holders of claims; and

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     IT FURTHER  APPEARING  TO THE COURT that the Plan (i) has been  accepted by all impaired classes; (ii) does not discriminate unfairly, and (iii) is fair and equitable with respect to each impaired class of claims; and
     IT FURTHER APPEARING TO THE COURT that on the Effective Date all unexpired leases and executory contracts not previously rejected by the Debtors shall be rejected as of the Effective Date, which rejections are in the best interests of the Debtors; and
     IT FURTHER APPEARING TO THE COURT that with respect to a claim of a kind specified in ss. 507(a)(8) of this title, the holder of such claim will receive on account of such claim cash payments as of the Effective Date of the Plan, equal to the Allowed Amount of such claim, and the Debtors shall make a distribution on such Allowed Claim as soon as practical after the Effective Date.
         NOW, THEREFORE, IT IS HEREBY ORDERED, ADJUDGED, AND DECREED that:
     1. The Plan shall, and by the entry of this Order, is hereby confirmed; and
     2. On or after the Effective Date, and except as otherwise provided for in the Plan and this Order, the Debtors shall have the right to possession of all property of the Estates vested to the Debtors under the Plan, free and clear of all claims, interest, liens, charges, encumbrances, security interests or causes of action and shall be reinstated to their assets and authorized to manage the liquidation and distribution of their remaining assets free and clear of any restrictions of the Bankruptcy Code, the Federal Rules of Bankruptcy Procedure, Local Rules, or rules or guidelines of the Office of the United States Trustee or Orders of the Court entered prior to the Effective Date; and


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     3.  Except  as may be  determined  by this  Court  in the  full  and  final implementation of the Order Establishing Procedures for the Liquidation and Treatment of Reclamation Claims, all liens on and security interests in the assets, properties, and interests of the Debtors that were in existence prior to the entry of this Order (except as otherwise specifically provided for in the Plan) shall, and they hereby are, released and discharged, and that on proper request and payment of the appropriate fee, the Clerk of this Court shall be, and hereby is, authorized and directed to issue certified copies of this paragraph of this Order, which shall be accepted by any federal, state, or local recording or filing authority for recording or filing as evidence of this discharge; and
     4. Except as otherwise provided in this Order or in the Plan, all entities shall be, and they hereby are, enjoined from (a) the assertion, commencement, or continuation in any manner of any action against the Debtors, or the assets or property of any of them, with respect to any claim or interest that arose or is based on anything that occurred, prior to the Effective Date, (b) the enforcement, attachment, collection, or recovery, by any manner or means, against the Debtors, or the assets or property of any of them, of any judgment, award, decree, or order against the Debtors that was entered or existed, or is based on anything that occurred, prior to the Effective Date, (c) the creation, perfection, or enforcement against the Debtors, or the assets or property of any of them, of any encumbrance of any kind against the Debtors that was created or existed, or is based on anything that occurred, prior to the Effective Date, (d) the assertion against any obligation due to Debtors, or the assets or property of any them, of any setoff, right of subrogation, or recoupment of any kind against the Debtors that was created or existed, or is based on
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anything that occurred,  prior to the Effective Date, and (e) the taking of any other action, in any manner or in any place whatsoever, that violates or conflicts with the provisions of the Plan or the provisions of 11 U.S.C. ss. 1141; and
     5. Except as otherwise provided in the Plan, the Debtors are hereby discharged to the fullest extent permitted by law and pursuant to ss. 1141(d)(1) of the Bankruptcy Code, effective as of the Effective Date, from all debts of the Debtors that arose prior to the Confirmation Date and any debt of the Debtors of a kind specified in ss.ss. 502(g), 502(h), or 502(i) of the Bankruptcy Code, whether or not (i) a proof of claim based on such debt is filed or deemed filed under ss. 501 of the Bankruptcy Code; (ii) such claim is allowed under ss. 502 of Bankruptcy Code; (iii) the holder of such claim has accepted the Plan, or (iv) such debt is known, fixed, contingent, matured, unmatured, reduced to judgment, liquidated, or unliquidated; and
     6. On and after the Effective Date, the Debtors shall hold in the Disputed Claims Reserve, Cash in an aggregate amount sufficient to pay to each holder of a Disputed Claim the amount of Cash that such holder would have been entitled to receive under this Plan if such Claim had been an Allowed Claim on the Effective Date; and
     7. The Debtors shall remain liable for and shall pay post-confirmation quarterly fees mandated under 28 U.S.C. ss. 1930(a)(6) until these cases are closed, dismissed or converted. Further, the Debtors shall prepare and file with the Office of the United States Trustee a quarterly reporting form. The quarterly reporting form shall conform to the standard format required by the Office of the United States Trustee; and
     8. This Bankruptcy Court shall retain jurisdiction of these cases for purposes of resolving all disputes with respect to the entitlement of payment from the Disputed
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Claims Reserve, resolving objections to claims and overseeing sale or other dispositions of the Debtors' remaining assets, considering and determining the amount of professional fees due and owing, and such other matters as may be required to implement the Plan herein confirmed; and
     9. From and after the date hereof, the Debtors shall be authorized to conduct their business and affairs without further supervision of this Court and shall no longer be required to file monthly operating reports; and
     10. This Court shall further retain jurisdiction over the matters set forth in Article XIII of the Plan until such time as this Court enters a Final Decree pursuant to 11 U.S.C. ss. 350; and
     11. All professionals required to file applications for allowance of professional fees and reimbursement of expenses for the period through and including March 12, 2003 shall file with the Court and serve same on or before May 9, 2003. Objections to any such applications shall be filed on or before May 23, 2003. All parties seeking allowance of professional fees and reimbursement of expenses for services rendered on and after March 13, 2003 shall do so in accordance with the Plan; and
     12. In accordance with Section 3.3 of the Plan, all unclassified Claims arising on or before the Effective Date (other than Administrative Expense Claims of professional persons employed in the Chapter 11 cases and Claims for fees by the Office of the United States Trustee), but expressly including the unclassified Claims of governmental units (as that term is defined by Section 101(27) of the Bankruptcy Code), shall be filed no later than thirty-five (35) days after the date of this Order. Any such Claims not filed within
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such applicable  time period will be forever barred from assertion  against the Debtors and their Estates; and
     13. All Claims arising out of the rejection of an executory contract or unexpired lease pursuant to Section 10.1 of the Plan shall be filed no later than thirty (30) days after the date of this Order. Any such Claims not filed within such applicable time period will be forever barred from assertion against the Debtors and their Estates.
     14. At the Debtors' option (in consultation with the Committee), any unliquidated Tort Claim as to which a proof of claim was timely filed in the Chapter 11 Cases shall be determined and liquidated in the administrative or judicial tribunal(s) in which it is pending on the Effective Date or, if no action was pending on the Effective Date, in any administrative or judicial tribunal of appropriate jurisdiction. Notwithstanding the foregoing, at all times prior to or after the Effective Date, this Court shall retain jurisdiction relating to Tort Claims, including the Debtors' right to have such claims determined and liquidated in this Court. Any Tort Claim determined and liquidated pursuant to a judgment obtained in accordance with Section 5.5(c) of the Plan and applicable non-bankruptcy law which is no longer appealable or subject to review shall be deemed an Allowed General Unsecured Claim in Class 5 against the Debtors in such liquidated amount subject, however, to the limitation of the Debtors' self-insured retention or deductible in connection with their applicable casualty insurance policies. Nothing contained in Section 5.5(c) of the Plan shall constitute or be deemed a waiver of any claim, right or cause of action that the Debtors may have against any person in connection with or arising out of any Tort Claim, including, without limitation, any rights under section 157(b)(5) of Title 28 of the United States Code.

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     15. Any  claimant  asserting  a Tort Claim  against  the  Debtors  which is pending before an administrative or judicial tribunal on the Effective Date, shall be required to file with the Court a written notification that such Tort claimant desires to continue its pending action against the Debtors in the administrative or judicial tribunal. The written notification must be filed with the Court no later than twenty (20) days prior to the date that the Claimant desires to continue the Tort Claim pending before the administrative or judicial tribunal. The Debtors shall have twenty (20) days to file with this Court a written objection to such notification, and this Court shall retain jurisdiction to resolve any disputes between the Debtors and the Tort claimant regarding the validity of such recommencement proceedings.
     16. All claimants asserting a Claim against the Debtors and their Estates, including but not limited to those claimants asserting a Tort Claim, shall be required to comply in all respects with the time limitations set forth in
Section 108 of the Bankruptcy Code.
     17. This Order shall constitute the approval, pursuant to Section 105(a) of the Bankruptcy Code, effective as of the Effective Date, of the substantive consolidation of the Chapter 11 Cases for all purposes related to the Plan. On and after the Effective Date, (i) all assets and liabilities of the Debtors shall be deemed merged so that all of the assets of the Debtors shall be available to pay all of the liabilities as if it were one company, (ii) no distributions shall be made under the Plan on account of intercompany claims among the Debtors, (iii) all guarantees of the Debtors of the obligations of any other Debtor shall be deemed eliminated so that any Claim against any Debtors and any guarantee thereof

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     executed by any other  Debtor and any joint or several  liability of any of the Debtors shall be deemed to be one obligation of the consolidated Debtors, and (iv) each and every Claim filed or to be filed in the Chapter 11 Cases of any of the Debtors shall be deemed filed against the consolidated Debtors, and shall be deemed one Claim against an obligation of the consolidated Debtors.
     18.  Any  rights  and  claims   currently  held  by  McKesson   Corporation
("McKesson"), including but not limited to its rights of setoff, entitlement to interest, and right to assert counterclaims (in connection with the complaint filed by the Debtors against McKesson on or about March 3, 2003, or otherwise), pursuant to the Bankruptcy Code or other applicable law, are preserved under the Plan and can be exercised without further court order, and such rights are neither enhanced nor diminished by virtue of this Order, and the Debtors' right to object to any and all of such rights, claims, and counterclaims asserted by McKesson are also preserved under the Plan.
         19.      This Order is a final Order and is effective immediately.
         IT IS SO ORDERED.




                                                          WILLIAM T. BODOH,
                                                          U. S. Bankruptcy Judge






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